UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 4, 2013

SPRINT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-04721	46-117005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 829-0965

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosures.

Sprint Corporation expects that contemporaneously with the closing of the offering announced today and discussed below, it will fully and unconditionally guarantee on a senior unsecured basis the outstanding securities issuances of Sprint Communications, Inc. and Sprint Capital Corporation (and has so guaranteed the outstanding securities issuance of iPCS, Inc.).

The information set forth under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

Sprint Corporation announced today that it plans to offer notes due 2021 and notes due 2023 in a private transaction that is exempt from the registration requirements of the Securities Act of 1933, as described in the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT CORPORATION

By:	/s/ Stefan K. Schnopp
Name: Stefan K. Schnopp Title: Assistant Secretary

Date: September 4, 2013

Exhibit Number	Description

99.1	Press release